_X_       Filed by the Registrant

____      Filed by a Party other than the Registrant

          Check the appropriate box:
     _____     Preliminary Proxy Statement

     _____     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e) (2))

     _X__ Definitive Proxy Statement

     _____     Definitive Additional Materials

     _____     Soliciting Material Pursuant to 240.14a-11c or
          240.14a-12

  Developed Technology Resource, Inc., a Minnesota Corporation
        (Name of Registrant as Specified In Its Charter)

      Payment of Filing Fee (Check the appropriate box)

     __X__     No fee required.

     _____     Fee computed on table below per Exchange Act Rules
     14a-6(i) (4) and O-11.

          1. Title of each class of securities to which transaction applies:

          2.   Aggregate number of securities to which transaction applies:

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4.   Proposed maximum aggregate value of transaction:

          5.   Total fee paid:

     _____     Fee paid previously with preliminary materials.

     _____     Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid:
          2.   Form, Schedule or Registration Statement No.:
          3.   Filing Party:
          4.   Date Filed:

               DEVELOPED TECHNOLOGY RESOURCE, INC.
                   7300 Metro Blvd., Suite 550
                     Edina, Minnesota  55439
                       (ph: 952-820-0022)
                      _____________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held June 27, 2000

To the Shareholders of
Developed Technology Resource, Inc.

       The Annual Meeting of the Shareholders of Developed Technology Resource, Inc. (the "Company" or "DTR"), will be held on Tuesday, June 27, 2000, at 10:00 a.m. CDT, at the One Corporate Center, 7300 Metro Boulevard, Suite 160, Edina, Minnesota 55439, for the following purposes:

1.   To elect three directors of the Company.

2.To ratify the appointment of KPMG LLP as independent auditors.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on May 8, 2000, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

       A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                              By Order of the Board of Directors

                              /s/ LeAnn H. Davis
                              LeAnn H. Davis
                              Secretary and Chief Financial
Officer
Edina, Minnesota U.S.A.
April 27, 2000

    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience.

                 PLEASE MAIL YOUR PROXY PROMPTLY

               DEVELOPED TECHNOLOGY RESOURCE, INC.
                   7300 Metro Blvd., Suite 550
                     Edina, Minnesota  55439
                    Telephone (952) 820-0022
                      _____________________

                         PROXY STATEMENT
             for the Annual Meeting of Shareholders
                          June 27, 2000
                      _____________________


                       GENERAL INFORMATION

      This proxy statement is furnished to shareholders by the Board of Directors of Developed Technology Resource, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, June 27, 2000, at 10:00 a.m. CDT, at the One Corporate Center, 7300 Metro Boulevard, Suite 160, Edina, Minnesota 55439, and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

       Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting to elect as directors the three nominees listed thereon. This proxy statement and the enclosed proxy are being mailed to the shareholders of Developed Technology Resource, Inc. on or about May 26, 2000.

      The Company will be providing without charge to each stockholder a copy of Form 10-KSB for the year ended December 31, 1999, including the consolidated financial statements, filed with the Securities and Exchange Commission, and this proxy in May 2000. If a stockholder requests copies of any exhibits of such Form 10-KSB, the Company may require the payment of a fee covering its reasonable expenses. A written request should be addressed to the Company at the address shown above.

     The cost of soliciting proxies, including their preparation, assembly, and mailing, will be borne by the Company. In addition to the solicitation of proxies by use of the U.S. Postal Service, certain officers and regular employees who will receive no extra compensation for their services may solicit proxies in person or by telephone or facsimile. The Company may reimburse brokerage firms and others for expenses in forwarding solicitation materials to the beneficial owners of Common Stock.


              OUTSTANDING SHARES AND VOTING RIGHTS

      At the close of business on April 27, 2000, there were outstanding 930,820 shares of Common Stock, par value $.01 per share, which is the only outstanding class of stock of the
Company. Each share is entitled to one vote. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy.

      The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.


                   PRINCIPAL SHAREHOLDERS AND
                      MANAGEMENT OWNERSHIP

      The following table contains information as of April 27, 2000, concerning the beneficial ownership of the Company's Common Stock by persons known to the Company to beneficially own more than 5% of the Common Stock, by each director, by each executive officer named in the Summary Compensation Table, and by all current and nominated directors and executive officers as a group. Shares reported as beneficially owned include those for which the named persons may exercise voting power or investment power, and all shares owned by persons having sole voting and investment power over such shares unless otherwise noted. The number of shares reported as beneficially owned by each person as of April 27, 2000, includes the number of shares that such person has the right to acquire within 60 days of that date, such as through the exercise of stock options or warrants that are exercisable within that period.

                               Amount and Nature
     Name and Address of      of Beneficial Owner    Percentage
      Beneficial Owner                                    Owned(A)
 Vladimir Drits                   71,835 (1)       6.5%
 11901 Meadow Lane West
 Minnetonka, MN  55305

 Erlan Sagadiev                  130,000 (2)       11.8%
 7300 Metro Blvd, Suite 550
 Edina, MN  55439


 Roger W. Schnobrich (B)           35,700(3)        3.3%
 222 South Ninth Street
 Suite 3200
 Minneapolis, MN  55402

 John P. Hupp (B), (C)           148,800 (4)       13.5%
 7300 Metro Blvd, Suite 550
 Edina, MN  55439

 Peter L. Hauser (B)              41,000 (5)        3.7%
 2820 IDS Tower
 Minneapolis, MN  55402

 Beneficial Owners of 5% or      427,335           38.8%
 more, Officers and
 Directors as a group

 All current directors and       225,500           20.5%
 officers as a group
 (3 people)

(A) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 1,100,320 shares. Does not assume the exercise of any other options or warrants.

(B) Designates a Director of the Company.

(C) Designates an Executive Officer of the Company.

(1) Includes 23,335 shares of Common Stock gifted by Mr. Drits to his spouse and children.

(2)  Includes  90,000  shares held by DTR as collateral  for  Mr.
     Sagadiev's $82,500 loan outstanding on the balance owed for his purchase of 125,000 shares at $1.22 per share.

(3) Includes presently exercisable options for the purchase of 15,000 shares at $1.50 per share and 5,000 shares at $3.00 issued under the terms of the 1997 Outside Directors Stock Option Plan.

(4) Includes presently exercisable options for the purchase of 124,500 shares at $1.22 per share and 20,000 shares at $1.37 per share.

(5)  Includes  6,000  shares held in IRA for the benefit  of  Mr.
     Hauser. Includes presently exercisable options for the purchase of 5,000 shares at $3.00 issued under the terms of the 1997
     Outside Directors Stock Option Plan.


                      ELECTION OF DIRECTORS

      The  Bylaws  of  the  Company provide that  the  number  of directors shall be as fixed from time to time by resolution of the shareholders, subject to increase by the Board of Directors. The Board is authorized to fill vacancies resulting from increases in the size of the Board or otherwise. Currently there are three directors.

      The Board of Directors has nominated for election the Directors named below. Each of the nominees is currently a director of the Company whose current term expires at the Annual Meeting. Unless authority is withheld, the proxies will be voted FOR these nominees to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have been qualified. If any one of the nominees is unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors, but in no event will proxies be voted for more than three nominees. The Board of Directors is unaware of any reason why the nominees would not be available for election or, if elected, would not be able to serve.

Officers and Directors

The following table sets forth the current and proposed directors and executive officers of the Company, their ages and positions with the Company as of April 27, 2000:


          Name                Age            Position

 Peter L. Hauser(1)(2)        59       Director

 Roger W.                     70       Director
 Schnobrich(1)(2)

 John P. Hupp                 40       Director,
                                       President, CEO

 LeAnn H. Davis               30       Chief Financial
                                       Officer, Corporate
                                       Secretary

(1)  Member of the Compensation Committee.

(2)  Member of the Audit Committee.


      Each  nominee,  if  elected, will serve  until  the  Annual
Meeting of Shareholders in the year 2001 and until a successor has been elected and duly qualified or until the director's earlier resignation or removal.

      Mr. Hauser has been a director of the Company since October
1993.  Since  1977,  he  has been employed by  Equity  Securities
Trading Co., Inc., a Minneapolis-based brokerage firm, and is currently a vice president and principal.

      Mr. Schnobrich has been a director of the Company since October 1993. He is a partner with Hinshaw & Culbertson, a Minneapolis law firm which serves as legal counsel to the Company. Until 1997, he was an owner and attorney with Popham, Haik, Schnobrich & Kaufman, Ltd., a Minneapolis-based law firm which he co-founded in 1960. He also serves as a director of Rochester Medical Corporation, a company that develops, manufactures and markets improved, latex free, disposable urological catheters.

     Mr. Hupp has been the Company's President since June 1995, and a director since April 1996. He was Corporate Secretary from July 1994 until September 1997, and was Director of Legal Affairs from July 1993 to June 1995. From June 1992 until June 1993, Mr. Hupp was President of Magellan International Ltd., which marketed on-line and hard copy information for a Russian information company. From March to June 1992, he served as Of Counsel for the law firm of Hale & Dorr, establishing the firm's Moscow office. His work included negotiating and establishing joint ventures for clients. From September 1990 to January 1992, Mr. Hupp was Senior Project Manager and Corporate Counsel with Management Partnership International, Ltd. (MPI). Prior to his work at MPI, Mr. Hupp was a trial lawyer for the firm of Bollinger & Ruberry and Pretzel & Stouffer in Chicago for six years. Mr. Hupp received a J.D. Degree from the University of Illinois College of Law and B.A. degrees in Russian Area Studies and Political Science. Mr. Hupp has intensive language training from the Leningrad State University in St. Petersburg, Russia.

      LeAnn H. Davis, CPA was employed by the Company as the Controller on July 7, 1997 and on September 25, 1997 was named Chief Financial Officer and Corporate Secretary. Prior to joining the Company, Ms. Davis was CFO of Galaxy Foods Company in Orlando, Florida from December 1995 to June 1997. From 1994 to 1995, she was a senior auditor for Coopers and Lybrand LLP in Orlando, FL. From 1992 to 1994, she worked for the local public accounting firm of Pricher and Company in Orlando as a senior auditor and tax accountant. Prior to 1992, Ms. Davis worked for Arthur Andersen LLP as a staff auditor. Ms. Davis obtained a BS in Business Administration and a BS in Accounting from Palm Beach Atlantic College in West Palm Beach, Florida in May 1990, and a Masters in Accounting from Florida State University, Tallahassee, Florida in August 1991.

      Each Executive Officer of the Company is elected or appointed by the Board of Directors of the Company and holds office until a successor is elected, or until the earlier of death, resignation or removal.

      To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

     The information given in this Proxy Statement concerning the Directors is based upon statements made or confirmed to the Company by or on behalf of such Directors, except to the extent that such information appears in its records.

      The Board of Directors recommends a vote FOR each nominee for election to the Board of Directors.


Meetings of the Board and Committees

     The Board of Directors held four formal meetings during 1999 and adopted certain resolutions by written minutes of action. The Board of Directors has two standing committees; an audit committee and a compensation committee. All directors attended all of the formal meetings. The Audit Committee is responsible for reviewing the services rendered by the Company's independent auditors and the accounting standards and principles followed by the Company. The Audit Committee held one meeting during 1999, which was attended by all Committee members. The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the salaries and compensation of the Company's executive officers. The Compensation Committee met four times during fiscal 1999.

Certain Transactions

     The law firm of Hinshaw & Culbertson provides legal services to the Company. Roger Schnobrich, a director of the Company, is a partner in the firm.

     On December 3, 1998, SXD, DTR's wholly-owned subsidiary, entered into an 8%, $600,000, unsecured, convertible promissory note with Hyperport International (Hyperport). In addition to the note, the SXD received warrants to purchase up to 60,000 shares of Hyperport's common stock at an exercise price of $10 per share. This loan was offered as part of a $1.2 million bridge financing deal that was being administered by Equity Securities Investments Inc. (Equity Securities). Peter Hauser, one of DTR's current directors, is the Vice-President of Equity Securities. In addition to the bridge financing, Equity Securities was working with Hyperport as its agent to raise additional financing through a private placement. This relationship expired November 1999 and there is no current commitment to renew. During 1999, the Company wrote down its investment in this unaffiliated company to zero since there is no guarantee as to when or if Hyperport will be able to repay the loan. However, DTR is currently restructuring its loan and is hopeful that it will recover the current balance of $649,288, including interest, at a future date.

     On February 1, 2000, Erlan Sagadiev exercised his right to 125,000 shares of the Company's common stock. He paid the Company $70,000 and gave the Company a promissory note bearing interest at 4.87% per annum for the balance owed of $82,500. The principal and interest are due in five equal installments beginning February 2001 and each year thereafter. This note is secured by 90,000 of the exercised shares.


  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of the registered class of the Company's equity securities to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

      Based upon the Company's review of the copies of such forms it has received from certain reporting persons that they were not required to file Forms 5 for the year ended December 31, 1999, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1999.




        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the cash and noncash compensation for years ended December 31, 1999 and 1998, the two-month transition period ended December 31, 1997, and the year ended October 31, 1997 awarded to or earned by the Chief Executive Officer:

                   Summary Compensation Table

                         Annual Compensation            Long-Term
                                              Other    Compensation
                    Fiscal  Salary   Bonus    Annual   Awards/Options
Name and Principal   Year             ($)   Compensation
Position            Ended   _($)___   ___   ___($)____  ____(#)____

John P. Hupp,        1999   $110,000   none  $3,300(2)  none
President, CEO(1)
                     1998   $ 95,000 $16,000 $2,850(2)  none

                   2-month  $ 15,000   none     none    none
                     1997

                     1997   $ 87,500   none     none    none

(1)Mr. Hupp became President on June 16, 1995. Beginning June 15, 1993, as the Company's Director of Legal Affairs, Mr. Hupp began to receive a full-time salary of $5,000 per month. Effective June 16, 1995, upon assuming the position of President, his salary was increased to $6,250 per month. Effective January 1997, his salary was increased to $7,500 per month; and effective October 1998, his salary was increased to $9,167 per month.

(2)In  1998, the Board of Directors voted to contribute up to  3%
   over the employees' base salary to their respective Sar/Sep retirement account.


Aggregated Option Exercises: Last Fiscal Year and Fiscal Year-End
Option Values

      The following table summarizes for the named executive officers the number of stock options exercised during the year ended December 31, 1999, the aggregate dollar value realized upon exercise, the total number of unexercised options held at December 31, 1999 and the aggregate dollar value of in-the-money unexercised options held at December 31, 1999. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of Unexercised In-the-Money Options at year-end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 1999 which was $1.125 per share.

Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values


                                   Number of      Value of Unexercised
Name and                          Unexercised     In-the-Money Options
Principal    Shares   Value        Options at              at
Position    Acquired Realized  December 31, 1999  December 31, 1999 ($
          on Exercise     Exercisable Unexercisable Exercisable Unexercisable

John P.     None       None     150,000      100,000        $0          $0
Hupp(1),

President, CEO

   (1) Includes 250,000 options granted under September 30, 1996 employment agreement.



Employment Agreements

      Mr. Hupp's original employment agreement dated June 1, 1995 was amended on September 30, 1996 and then amended and restated on October 1, 1998. The new employment agreement provides for compensation of $110,000 per year and standard employee benefits during the employment term expiring September 30, 2001. In addition, Mr. Hupp or his successors will receive salary and benefits for a twelve-month period upon total death or disability of Mr. Hupp or if the Company terminates the Agreement without cause. Under terms of the Agreement, Mr. Hupp will devote his best efforts to the performance of his duties, and agrees to certain restrictions related to participation in activities felt to conflict with the best interests of the Company.

     On January 13, 2000, the Board of Directors agreed to amend Mr. Hupp's employment agreement to reduce his current number of stock options from 250,000 to 207,500, to grant him 40,000 new stock options at the fair market value of $1.37, and to offer him the option of a non-interest bearing loan to purchase these options in the event that he is terminated without cause.

Compensation of Directors

      No director who is also an employee of the Company received any additional compensation for services as a director.

      The non-employee directors of the Company include Messrs. Hauser and Schnobrich. During 1999, non-employee directors received no cash compensation for their services as a director or committee member. However, they each received 5,000 shares of the Company's Common Stock under the terms of the 1997 Outside
Director's Stock Option Plan for their services during 1999. These options were issued at an exercise price of $3 per share which was the market price on the date of the grant. Mr. Schnobrich is an attorney with Hinshaw & Culbertson, which serves as counsel for the Company and which receives payment of legal fees for such services.

      It is the Company's intention to issue to each outside director an option for 5,000 shares of the Company's Common Stock each year under terms of the 1997 Outside Director's Stock Option Plan upon their election to the Board at the Company's annual meeting. The option will vest equally over the calendar year.

     Options  granted  under  the 1997  Outside  Directors  Stock
Option Plan are not intended to and do not qualify as incentive stock options as described in Section 422 of the Internal Revenue
Code.

    RELATIONSHIP OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors selects the independent certified public accountants for the Company each year. The Board of Directors selected the firm of KPMG LLP to audit the Company's consolidated financial statements for the year ended December 31, 1999 and 2000.

     Representatives of KPMG LLP will attend the Annual Meeting, may make a statement if they so desire, and will be available to respond to appropriate questions. If possible, such questions should be submitted in writing to the Company at least 10 days prior to the Annual Meeting, at 7300 Metro Blvd, Suite 550, Edina, Minnesota 55439, Attention: Mr. John P. Hupp, President.

     On October 21, 1999, Developed Technology Resource, Inc. dismissed Deloitte & Touche LLP, the principal accountant previously engaged to audit the registrant's consolidated financial statements for the year ended December 31, 1998, the two-month transition period ended December 31, 1997 and the fiscal year ended October 31, 1997, as its independent certified public accountant. Deloitte & Touche LLP's report on the financial statements for the year ended December 31, 1998 and the two-month transition period ended December 31, 1997 contained a paragraph expressing doubt over the Company's ability to continue as a going concern but was not modified as to audit scope or accounting principles. Deloitte & Touche LLP's report on the financial statements for the fiscal year ended October 31, 1997 does not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. In connection with the audit for the fiscal year ended October 31, 1997 and through October 21, 1999, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such period.

     On October 21, 1999, KPMG LLP was appointed as the registrant's new independent accountant to audit the registrant's consolidated financial statements. During the past fiscal year and through October 21, 1999, the registrant has not, prior to engaging the new accountant, consulted the new accountant regarding the application of accounting principles to a specific or contemplated transaction or regarding the type of audit opinion that might be rendered on the registrant's consolidated financial statements.


                         OTHER BUSINESS

      Management knows of no other matters that will be presented for consideration at the meeting. If any other matter properly comes before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.


                PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholders who intend to submit proposals for inclusion in the Company's 2001 Proxy Statement and Proxy for shareholder action at the 2001 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than February 26, 2001.
                              By Order of the Board of Directors

                              /s/ LeAnn H. Davis
                              LeAnn H. Davis
                              Chief Financial Officer and
Secretary
April 27, 2000
               DEVELOPED TECHNOLOGY RESOURCE, INC.

         Annual Meeting of Shareholders - June 27, 2000

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints John P. Hupp or his appointee as proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Developed Technology Resource, Inc., to be held at the One Corporate Center, 7300 Metro Boulevard, Suite 160, Edina, Minnesota 55439 at 10:00 a.m. CDT on Tuesday, June 27, 2000, and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned, as designated below, with all the powers which the undersigned would possess if personally at such meetings.

1. Election of Directors duly nominated: Peter L. Hauser, John
   P. Hupp, and Roger W. Schnobrich.

_______ FOR         _______ WITHHELD FOR ALL   _______  WITHHELD FOR
                                                      THE FOLLOWING ONLY
                                  (Write the nominee's name in space below):

2. Ratification of the appointment of KPMG LLP as independent auditors for the current fiscal year.

_______  FOR   _______  AGAINST

3. The authority of Directors to vote, in their discretion, on all other business that may properly come before the meeting.

_______  GRANTED    _______  WITHHELD


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE GIVEN FOR VOTING ON THE MATTERS ABOVE, THIS PROXY WILL BE VOTED FOR item 1, electing all duly nominated Directors as listed, FOR item 2, ratifying independent auditors, and GRANTED for item 2, granting the Directors authority to vote in their discretion on all other business coming before the meeting. Shareholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire. The undersigned has received the proxy statement dated April 27, 2000.


Dated _____________, 2000     ______________     ________________
                             Signature                 Print Name

Dated _____________, 2000     ______________      _______________
                             Signature                 Print Name

      Please sign exactly as name(s) appear(s) on this Proxy. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating their title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.

          Please check as appropriate:
          __ I DO plan on attending the Annual Meeting of Shareholders.
          __   I DO NOT plan on attending the Annual Meeting of
               Shareholders.

        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY

This Proxy may also be returned via facsimile to (952) 820-0011.